UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2006 (November 1, 2006)
HEALTHSPRING, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	001-32739 (Commission File Number)	20-1821898 (IRS Employer Identification No.)

44 Vantage Way, Suite 300 Nashville, Tennessee (Address of principal executive offices)		37228 (Zip Code)
(615) 291-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.
Item 2.02. Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Ex-99.1 Letter, dated November 1, 2006, mutually terminating the Stock Purchase Agreement by and among NewQuest, AHC, and Dr. Walter Janke and Lalita Janke
Ex-99.2 Press Release issued by HealthSpring, Inc. dated November 2, 2006

Item 1.02. Termination of a Material Definitive Agreement.
           On November 1, 2006, NewQuest, LLC, a Texas limited liability company (“NewQuest”), and a wholly owned subsidiary of HealthSpring, Inc., a Delaware corporation (the “Company”), signed a letter agreement mutually terminating a Stock Purchase Agreement dated May 30, 2006, with America’s Health Choice Medical Plans, Inc., a Florida corporation (“AHC”) and Dr. Walter Janke and Lalita Janke. The parties agreed to terminate the Stock Purchase Agreement, relating to the acquisition of AHC stock by NewQuest, after failing to reach agreement concerning resolution of certain issues arising from NewQuest’s due diligence investigation of the operations of AHC and its medical clinic affiliates. A copy of the letter mutually terminating the Stock Purchase Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
          A Management Agreement, dated May 30, 2006, by and between AHC and NewQuest Management of Florida, LLC, a Florida limited liability company (“NMF”), and a wholly owned subsidiary of the Company, continues in effect. The Management Agreement may be terminated by AHC upon thirty (30) days’ prior written notice to NMF or by NMF upon sixty (60) days’ prior written notice to AHC.
Item 2.02. Results of Operations and Financial Condition.
           On November 2, 2006, the Company issued a press release announcing its earnings results for the third quarter and nine months ended September 30, 2006. A copy of the press release is attached hereto as Exhibit 99.2.
          The attached press release includes a presentation of certain financial measures not computed in accordance with United States generally accepted accounting principles, or GAAP. The Company believes that the non-GAAP measures used in the release, when presented in conjunction with comparable GAAP measures, are useful to both management and investors in analyzing the Company’s ongoing business and operating performance. These non-GAAP measures should be considered in addition to, but not as a substitute for, items prepared in accordance with GAAP that are presented in the release. A reconciliation of these non-GAAP financial measures to the nearest comparable GAAP financial measure has been provided in the release.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit 99.1	Letter, dated November 1, 2006, mutually terminating the Stock Purchase Agreement by and among NewQuest, AHC, and Dr. Walter Janke and Lalita Janke.

Exhibit 99.2	Press Release issued by HealthSpring, Inc. dated November 2, 2006.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSPRING, INC.
By:	/s/ J. Gentry Barden
J. Gentry Barden
Senior Vice President, Corporate General Counsel, and Secretary

Date: November 3, 2006

EXHIBIT INDEX

No.	Exhibit

99.1	Letter, dated November 1, 2006, mutually terminating the Stock Purchase Agreement by and among NewQuest, AHC, and Dr. Walter Janke and Lalita Janke.

99.2	Press Release issued by HealthSpring, Inc. dated November 2, 2006.